SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: March 18, 1999   Date of earliest event reported: March 15, 1999


                             Dycom Industries, Inc.
             (Exact name of Registrant as specified in its charter)


         Florida                     0-5423                  59-1277135
     (State or other              (Commission             (I.R.S. Employer
     jurisdiction of              File Number)           Identification No.)
     incorporation)

4440 PGA Boulevard, Suite 600, Palm Beach Gardens, Florida              33410
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  (561) 627-7171

                             Exhibit Index on Page 3







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Item 5.           Other Events.

                  On March 15, 1999, the Company issued a press release announcing that it had entered into a stock purchase agreement and a merger agreement with the stockholders of Ervin Cable Construction, Inc. and Apex Digital TV, Inc., respectively, whereby Ervin Cable Construction, Inc. and Apex Digital TV, Inc. will become wholly-owned subsidiaries of the Company.


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                                  EXHIBIT INDEX


Exhibit
No.                                Description
-------                            -----------
99(i)                              Press Release, dated March 15, 1999.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DYCOM INDUSTRIES, INC.


Date: March 18, 1999               By: /s/ Thomas R. Pledger
                                      ------------------------------------------
                                      Name:     Thomas R. Pledger
                                      Title:    Executive Chairman



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